CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    EXHIBIT 10.6
                           NON-COMPETITION AGREEMENT


          This Non-Competition Agreement (this "Agreement") is entered into effective as of April 26, 2000 by and between BUYNOW INC., a Delaware corporation ("BUYNOW"), and BUY.COM INC., a Delaware corporation (together with any of its subsidiaries, subdivisions or affiliates other than BUYNOW, the "Company" or "BUY.COM").

                                R E C I T A L S

          WHEREAS, BUYNOW is a wholly owned subsidiary of the Company;

          WHEREAS, the Company intends to spin-off BUYNOW by way of a dividend distribution of 100% of the shares of the Common Stock of BUYNOW to the Company's stockholders (the "Spin-Off");

          WHEREAS, the Spin-Off was approved only upon the condition that BUYNOW agree to refrain from certain activities as set forth below; and

          WHEREAS, it is a condition to the Spin-Off that BUYNOW memorialize its agreement to refrain from said activities by entering into this Agreement with BUY.COM and adhere to its terms.

                               A G R E E M E N T

          NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and other good and valuable consideration, intending to be legally bound, the parties agree as follows:

      1.  Non-Solicitation.  BUYNOW will not, directly or indirectly, knowingly
          ----------------
employ, or knowingly permit any other company or business organization which is directly or indirectly controlled by BUYNOW to employ, any person while that person is employed by the Company, or in any manner seek to induce any person currently employed by the Company to leave his or her employment with the Company, without the prior written consent of the Company.

      2.  Provision of Services to [***].  BUYNOW has not, and will not, without
          ------------------------------
the prior written consent of the Chief Executive Officer of the Company, provide or agree to provide, directly or indirectly, its services or technology of any type to a "Restricted Business." A "Restricted Business" is any company or entity engaged in, or intending to become engaged in, [***], other than (i) companies or entities engaged solely in the [***]; (ii) companies or entities whose primary business is to [***]; or (iii) companies or entities that operate [***.]

      3.  Equitable Relief.  BUYNOW agrees that any material breach of this
          -----------------
Agreement by it will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction,

specific performance or other equitable relief to prevent the violation of BUYNOW's obligations hereunder.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

      4.  Amendment.  Any amendment to or modification of this Agreement, and
          ---------
any waiver of any provision hereof, shall be in writing executed by the Chief Executive Officer of each party. Any waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

      5.  Severability; Modification.  Each party hereby agrees that each
          --------------------------
provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

      6.  Assignment.  BUY.COM shall have the right to assign this Agreement to
          ----------
its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns; provided that such assignment does not expand the scope or coverage of this Agreement.

      7.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties with respect to its subject matter and supersedes any other prior or contemporaneous agreements or understandings, oral or written, between the parties with respect to that subject matter.

      8.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

      9.  Effect of Headings.  The headings contained in this Agreement are for
          ------------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10. Confidentiality.  This Agreement and its contents are confidential and
          ---------------
shall remain confidential following its execution. No party hereto shall knowingly make any disclosure of the existence or the terms of this Agreement or provide an original or copy of all or any portion thereof to anyone, except in compliance with a lawful order or process of a court or arbitrator of competent jurisdiction or governmental agency, or as may otherwise be required by law or regulation, or with the written consent of all other parties hereto, or in connection with (i) any financing event in which BUYNOW is trying to issue equity securities to a third party investor or (ii) the filing of a Registration Statement on Form S-1, including any amendments thereto, by either party with the Securities and Exchange Commission.

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

          IN WITNESS WHEREOF, the parties hereto have executed this Non-Competition Agreement as of the date first above written.

                                    BUY.COM INC.


                                    By:_____________________________
                                       Name:
                                       Title:


                                    BUYNOW INC.


                                    By:_____________________________
                                       Name:
                                       Title:



                 [Signature page to Non-Competition Agreement]

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